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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

       Date of report (Date of earliest event reported): February 15, 2002


                                GLOBALSTAR, L.P.
             (Exact Name of Registrant as Specified in Its Charter)





                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)
         --------------------------------------------------------------------
                333-25461                            13-3759024
        (Commission File Number)        (I.R.S. Employer Identification No.)

            3200 ZANKER ROAD
          SAN JOSE, CALIFORNIA
(Address of Principal Executive Offices)                95134
                                                     (Zip Code)

                                  408-933-4000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

            On February 15, 2002, ("the Petition Date"), Globalstar, L.P. (the "Company") and certain of its direct subsidiaries filed voluntary petitions under Chapter 11 of Title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (Case Nos. 02-10499, 02-10501, 02-10503 and 02-10504). The Company and its subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

            The Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the chapter 11 filing.

ITEM 5.  OTHER EVENTS.

            As a result of extensive negotiations prior to the Petition Date, the Company has reached an agreement with Loral Space & Communications Ltd. and the Informal Committee of Bondholders regarding the substantive terms of the financial and legal restructuring of the Company's businesses. The terms of the foregoing agreement are set forth in the Memorandum of Understanding, dated February 15, 2002, a copy of which is annexed to the Plan Support Agreement dated February 15, 2002, a copy of which is filed herewith as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit No.                          Exhibit
     -----------                          -------

        99.1       Press release of the Company dated February 15, 2002.

        99.2       Plan Support Agreement dated February 15, 2002.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 19, 2002
                                          GLOBALSTAR, L.P.



                                    By:   /s/ Daniel P. McEntee
                                          ------------------------
                                          Daniel P. McEntee
                                          Vice President and Chief Financial
                                          Officer


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                                  EXHIBIT INDEX

   Exhibit No.                           Description
   -----------                           -----------

        99.1       Press release of the Company dated February 15, 2002.

        99.2       Plan Support Agreement dated February 15, 2002.


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